Equity Incentive Plan	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments	Equity Incentive Plan
The Eneti Inc. 2013 Equity Incentive Plan, or the Plan, was approved by the Company’s Board of Directors and became effective on September 30, 2013 and was last amended to reserve additional common shares for issuance pursuant to the Plan on October 8, 2021. Adjustments may be made to outstanding awards in the event of a corporate transaction or change in capitalization or other extraordinary event. In the event of a “change in control” (as defined in the Plan), unless otherwise provided by the Plan administrator in an award agreement, awards then outstanding will become fully vested and exercisable in full. The Board of Directors may amend or terminate the Plan and may amend outstanding awards, provided that no such amendment or termination may be made that would materially impair any rights, or materially increase any obligations, of a grantee under an outstanding award. Shareholder approval of Plan amendments will be required under certain circumstances. As of December 31, 2021, we had reserved a total of 2,002,531 common shares for issuance under the Plan, subject to adjustment for changes in capitalization as provided in the Plan. The Plan is administered by the Company’s Compensation Committee. The Plan will remain in effect until the tenth anniversary of the date on which the Plan was adopted by the Board of Directors, unless terminated, or extended by the Board of Directors. After the termination date, no further awards shall be granted pursuant to the Plan, but previously granted awards will remain outstanding in accordance with their applicable terms and conditions.
Under the Plan, the Company is permitted to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted common shares.
Under the terms of the Plan, stock options and stock appreciation rights granted under the Plan will have an exercise price equal to the fair value of a common share on the date of grant, unless otherwise determined by the Plan administrator, but in no event will the exercise price be less than the fair value of a common share on the date of grant. Options and stock appreciation rights will be exercisable at times and under conditions as determined by the Plan administrator, but in no event will they be exercisable later than ten years from the date of grant. The Company did not grant any option awards or stock appreciation rights under the Plan during the three years ended December 31, 2021.
The Plan administrator may grant shares of restricted stock and awards of restricted stock units subject to vesting, forfeiture and other terms and conditions as determined by the Plan administrator. Generally, restricted stock granted under the Plan vests in one of the following manners: (a) annually in three equal installments, if the independent director has continued to serve on the Board of Directors from the grant date to the applicable vesting date or (b) serial vest on each of the second, third and fourth anniversaries of the date of grant so long as the award recipient is employed on such date. The Company recognizes share-based compensation expense (see Note 1, Summary of Significant Accounting Polices) over this three-year period or four-year period, as applicable.
The Company recorded share-based compensation expense of $12.2 million, $7.3 million, and $9.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, related to restricted stock awards, which is included in General and administrative expenses in the Consolidated Statements of Operations.
A summary of activity for restricted stock awards during the three years ended December 31, 2021 is as follows:

	Number of Shares	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2018	375,364	$65.61
Granted	127,070	63.40
Vested	(136,948)	70.80
Forfeited	(500)	70.10
Outstanding at December 31, 2019	364,986	62.90
Fractional shares exchanged for cash upon reverse stock split	(37)	62.90
Granted	425,000	13.22
Vested	(149,342)	50.75
Forfeited	(800)	64.64
Outstanding at December 31, 2020	639,807	32.74
Granted	858,000	16.41
Vested	(548,612)	32.90
Forfeited	—	—
Outstanding at December 31, 2021	949,195	17.89
As of December 31, 2021, there was $13.7 million of total unrecognized compensation cost related to restricted stock awards. These costs are expected to be recognized over the weighted average period of approximately one and a half years. During 2021, restricted stock with a fair value of approximately $10.3 million vested.